SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 20, 2005

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19131 (Commission File No.)	52-1555759 (I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 20, 2005, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results as of and for the three and nine-month periods ended September 30, 2005 and will conduct a previously announced, publicly available conference call to discuss those results. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02. Exhibit 99.1 is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934, except as described below under the caption “Item 8. Other Events.”

Item 8.01 Other Events

Exhibit 99.1, other than the section captioned “Looking Ahead in 2005” is incorporated by reference under this item.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 20, 2005, titled “MedImmune Reports 2005 Third Quarter and Nine-Month Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: October 20, 2005                                                          /s/William C. Bertrand, Jr.

William C. Bertrand, Jr.

Vice President, General Counsel, Corporate Compliance Officer & Secretary